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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                                  K-FED BANCORP
             (Exact name of registrant as specified in its charter)

         Federal                    000-50592                 20-0411486
         -------                    ---------                 ----------
(State or other jurisdiction)      (Commission             (I.R.S. Employer
        of incorporation)           File No.)             Identification No.)

Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722
                                         --------------------------------------

Registrant's telephone number, including area code:  (626) 339-9663
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, K-Fed Bancorp issued a press release disclosing its financial results for the quarter ended September 30, 2004. A copy of the press release is included as exhibit 99.1 to this report.


ITEM 8.01. OTHER EVENTS.

On October 27, 2004, K-Fed Bancorp announced the results of the first Annual Meeting of Stockholders where James L. Breeden and Frank G. Nicewicz were elected to serve three-year terms as directors. The K-Fed Bancorp 2004 Stock Option Plan, as well as, the K-Fed Bancorp 2004 Recognition and Retention Plan were approved and Crowe Chizek and Company LLC was appointed as independent auditors for the fiscal year ending June 30, 2005. K-Fed Bancorp also declared its first cash dividend in the amount of $.05 per share of K-Fed Bancorp's common stock for the fiscal quarter ended September 30, 2004.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B)  PRO FORMA FINANCIAL INFORMATION: None

     (C)  EXHIBITS:

          Exhibit 99.1: Press Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     K-FED BANCORP


DATE:  October 27, 2004              By: /s/ Kay M. Hoveland
                                         -------------------
                                         Kay M. Hoveland
                                         President and Chief Executive Officer